UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2019

ESSENDANT INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38499	36-3141189
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Parkway North Blvd. Suite 100 Deerfield, Illinois		60015-2559
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (847) 627-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

As previously disclosed, Essendant Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger, dated as of September 14, 2018 (the “Merger Agreement”), with Egg Parent Inc., a Delaware corporation and an affiliate of Staples (as defined below) (“Parent”), Egg Merger Sub Inc., a Delaware corporation and a direct wholly owned subsidiary of Parent (“Purchaser”), and Staples, Inc., a Delaware corporation (“Staples”), a significant customer of the Company. Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, Purchaser conducted a tender offer (the “Offer”) to purchase all of the outstanding shares of common stock, par value $0.10 per share, of the Company (the “Shares”), at a price per share of $12.80, net to the seller in cash, without interest (the “Offer Price”), subject to any deduction or withholding of taxes required by applicable law. The Offer Price was determined through arm’s-length negotiation.

The Offer and all withdrawal rights thereunder expired at 6:00 p.m., New York City time, on January 30, 2019 (the “Expiration Time”). Equiniti Trust Company, in its capacity as depositary for the Offer (the “Depositary”), has indicated that, as of the Expiration Time, a total of 25,794,684 Shares were validly tendered and not properly withdrawn pursuant to the Offer (excluding 901,097 Shares tendered pursuant to guaranteed delivery procedures but not yet delivered), which represent, together with the 4,203,631 Shares already owned by Parent, Purchaser or any of their respective “affiliates” (as defined by Section 251(h)(6) of the General Corporation Law of the State of Delaware (the “DGCL”)), approximately 79.7% of the outstanding Shares. The number of Shares tendered satisfies the Minimum Condition (as defined in the Merger Agreement). As the Minimum Condition and each of the other Offer Conditions (as defined in the Merger Agreement) have been satisfied (or validly waived), Purchaser has accepted for payment all Shares validly tendered and not properly withdrawn pursuant to the Offer and payment for such Shares was made to the Depositary on January 31, 2019. The Depositary will transmit such payments to tendering Company stockholders whose Shares have been accepted for payment, in accordance with the terms of the Offer.

On January 31, 2019, following the consummation of the Offer and the satisfaction (or waiver) of the other conditions to the Merger (as defined below), Purchaser merged with and into the Company (the “Merger”), with the Company surviving as a wholly owned subsidiary of Parent (the “Surviving Corporation”). The Merger was completed pursuant to Section 251(h) of the DGCL, with no vote of the Company stockholders required to consummate the Merger. All of the Shares outstanding immediately prior to the effective time of the Merger (the “Merger Effective Time”) (other than (i) Shares owned, directly or indirectly, by Parent, the Company (including Shares held as treasury stock) or Purchaser, (ii) Shares subject to the Company’s equity compensation awards and (iii) Shares owned by Company stockholders who have perfected their statutory rights of appraisal pursuant to Section 262 of the DGCL) were converted automatically into the right to receive an amount in cash equal to the Offer Price, less any applicable withholding tax.

Pursuant to the Merger Agreement, at the Merger Effective Time, each option to purchase Shares, whether granted under the Company’s Non-Employee Directors’ Deferred Stock Compensation Plan, 2004 Long-Term Incentive Plan or 2015 Long-Term Incentive Plan, in each case, as amended (as applicable) (collectively, the “Company Stock Plans”), or otherwise (each, an “Option”), that was outstanding immediately prior to the Merger Effective Time, whether vested or unvested, was cancelled, and the holder thereof is entitled to receive, in full satisfaction of the holder’s rights with respect thereto, an amount in cash equal to the product of (i) the excess, if any, of (A) the Offer Price over (B) the per-share exercise price of such cancelled Option, multiplied by (ii) the total number of Shares issuable upon the exercise of such Option as of immediately prior to the Merger Effective Time (the “Company Option Consideration”); provided, that, if the per-share exercise price of any such Option exceeded the Offer Price, such Option was cancelled without payment of any consideration. The Surviving Corporation will pay the Company Option Consideration, less any applicable withholding taxes, through the payroll of the Surviving Corporation within five (5) business days following the Merger Effective Time.

Pursuant to the Merger Agreement, at the Merger Effective Time, each Share subject to vesting or other restrictions, whether granted under a Company Stock Plan or otherwise, that was outstanding immediately prior to the Merger Effective Time vested in full and became free of restrictions and any repurchase rights applicable thereto lapsed, and the holder thereof is entitled to receive, in full satisfaction of the holder’s rights with respect thereto, an amount in cash equal to the Offer Price, less any applicable withholding taxes, payable through the payroll of the Surviving Corporation within five (5) business days following the Merger Effective Time.

Pursuant to the Merger Agreement, at the Merger Effective Time, each restricted stock unit, whether granted under a Company Stock Plan or otherwise (“Company RSU”), that was outstanding immediately prior to the Merger Effective Time vested in full and became free of restrictions and any repurchase rights applicable thereto lapsed, and the holder thereof is entitled to receive, in full satisfaction of the holder’s rights with respect thereto, an amount in cash equal to the product of (i) the Offer Price, multiplied by (ii) the total number of Shares subject to such Company RSU as of immediately prior to the Merger Effective Time, less any applicable withholding taxes, payable through the payroll of the Surviving Corporation within five (5) business days following the Merger Effective Time; provided, that, notwithstanding anything to the contrary contained in this paragraph, if required to comply with applicable law, the consideration payable for any Company RSU will be paid on the settlement date for such Company RSU specified under the terms of the applicable award agreement.

Pursuant to the Merger Agreement, at the Merger Effective Time, each performance-based restricted stock unit, whether granted under a Company Stock Plan or otherwise (“Company PSU”), that was outstanding immediately prior to the Merger Effective Time was cancelled, and the holder thereof is entitled to receive, in full satisfaction of the holder’s rights with respect thereto, an amount in cash equal to the product of (i) the Offer Price, multiplied by (ii) the target number of units underlying such Company PSU (the “Company PSU Consideration”), less any applicable withholding taxes, payable through the payroll of the Surviving Corporation within five (5) business days following the Merger Effective Time; provided, that, notwithstanding anything to the contrary contained in this paragraph, if required to comply with applicable law, the Company PSU Consideration will be paid on the settlement date for such Company PSU specified under the terms of the applicable award agreement.

Pursuant to the Merger Agreement, at the Merger Effective Time, each award (each, a “Company Performance Unit Award”) of performance units, whose value is determined by reference to a cash amount but which is payable in Shares and subject to performance based vesting criteria (the “Company Performance Units”), that was outstanding immediately prior to the Merger Effective Time became vested as to a value of $1.00 per each Company Performance Unit (the “Performance Unit Value”) and was cancelled, and the holder thereof is entitled to receive, in full satisfaction of the holder’s rights with respect thereto, an amount in cash equal to the product of (i) the Performance Unit Value, multiplied by (ii) the number of Company Performance Units subject to such Company Performance Unit Award (the “Company Performance Unit Consideration”), less any applicable withholding taxes, payable through the payroll of the Surviving Corporation within five (5) business days following the Merger Effective Time; provided, that notwithstanding anything to the contrary contained in this paragraph, if required to comply with applicable law, the Company Performance Unit Consideration will be paid on the settlement date for such Company Performance Unit specified under the terms of the applicable award agreement.

Pursuant to the Merger Agreement, at the Merger Effective Time, each cash-based award granted under a Company Stock Plan (each, a “Company Cash Award”) that was outstanding immediately prior to the Merger Effective Time became vested as to the applicable Cash Award Amount (which means the amount payable pursuant to such Company Cash Award assuming satisfaction in full of (i) any applicable performance conditions at the target level (or, for certain designated Company Cash Awards, maximum level), (ii) the vesting percentage at 100% and (iii) any threshold performance conditions, including any minimum earnings per share thresholds) and was cancelled, and the holder thereof is entitled to receive, in full satisfaction of such holder’s rights with respect thereto, an amount in cash equal to the Cash Award Amount, less any applicable withholding taxes, payable through the payroll of the Surviving Corporation within five (5) business days following the Merger Effective Time; provided, that notwithstanding anything to the contrary contained in this paragraph, if required to comply with applicable law, the Cash Award Amount will be paid on the settlement date for such Company Cash Award specified under the terms of the applicable award agreement.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger

Agreement attached as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on September 17, 2018 and incorporated by reference herein.

Item 1.01	Entry Into a Material Definitive Agreement.

On January 31, 2019, Parent, Purchaser, the Company and certain of the Company’s subsidiaries entered into a senior secured asset based revolving credit facility in an aggregate principal amount of $1.1 billion and a senior secured asset based term loan credit facility in an aggregate principal amount of $75 million (together, the “Credit Facilities”) pursuant to a credit agreement with Wells Fargo Bank, National Association, as administrative agent and collateral agent, and the other lenders from time to time party thereto.

Item 1.02	Termination of a Material Definitive Agreement.

Effective as of January 31, 2019, and in connection with the consummation of the Merger, the Company terminated the Fifth Amended and Restated Credit Agreement, dated as of February 22, 2017, by and among Essendant Co., a Delaware corporation, the Company, the other loan parties party thereto, the lenders party thereto and J.P. Morgan Chase Bank, N.A., as administrative agent, and concurrently repaid all advances and other obligations outstanding thereunder.

The information contained in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 1.02.

Item 2.01	Completion of Acquisition or Disposition of Assets.

As described in the Introductory Note above, on January 30, 2019, Purchaser irrevocably accepted for payment all Shares validly tendered and not properly withdrawn pursuant to the Offer prior to the Expiration Time. On January 31, 2019, the Merger was completed pursuant to Section 251(h) of the DGCL, with no vote of the Company stockholders required to consummate the Merger. Upon the consummation of the Merger, the Company became a wholly owned subsidiary of Parent.

In connection with the completion of the Offer and the consummation of the Merger, and subject to payments in respect of dissenting shares, the aggregate consideration paid by Purchaser for all equity securities of the Company was approximately $422 million, without giving effect to related transaction fees and expenses. The aggregate consideration was funded by a combination of Staples’ cash on hand, the Company’s cash on hand and amounts permitted to be borrowed under the Credit Facilities.

The information contained in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the consummation of the Merger, the Company (i) notified the Nasdaq Stock Market (“Nasdaq”) of the consummation of the Merger on January 31, 2019, and (ii) requested that Nasdaq file with the Securities and Exchange Commission (the “SEC”) a Notification of Removal from Listing and/or Registration on Form 25 to delist and deregister the Shares under Section 12(b) of the Securities Exchange Act of 1934, as

amended (the “Exchange Act”). Trading of Shares on Nasdaq has been halted and will be suspended prior to the open of trading on February 1, 2019.

The Company also intends to file with the SEC a Certification and Notice of Termination of Registration on Form 15 under the Exchange Act requesting that the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act be suspended.

Item 3.03	Material Modification to Rights of Security Holders.

The information contained in the Introductory Note and Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant.

As a result of the Offer and the Merger, a change in control of the Company occurred. At the Merger Effective Time, the Company became a wholly owned subsidiary of Parent. The information contained in the Introductory Note and Items 2.01, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Merger Effective Time and pursuant to the terms of the Merger Agreement, each of the directors of the Company (Charles K. Crovitz, Dennis J. Martin, Richard D. Phillips, Susan J. Riley, Alexander M. Schmelkin, Stuart A. Taylor, II, Paul S. Williams and Alex D. Zoghlin) ceased to be a director of the Company, and each ceased to be on any committee of the board of directors of the Company. At such time, Harry Dochelli, Jeff Hall, Stefan L. Kaluzny and John A. Lederer became the directors of the Company.

Also at the Merger Effective Time, Mr. Phillips resigned as President and Chief Executive Officer of the Company under circumstances entitling him to severance benefits under the Second Amended and Restated Executive Employment Agreement, dated as of December 21, 2017, by and among Mr. Phillips and the Company, Essendant Co., and Essendant Management Services, LLC. Following Mr. Phillips’ resignation, Harry Dochelli became President of the Company.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the terms of the Merger Agreement, as of the Merger Effective Time, the Company’s certificate of incorporation and by-laws were each amended and restated in their entirety. A copy of the Company’s Third Amended and Restated Certificate of Incorporation and Second Amended and Restated By-laws are attached as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 8.01	Other Events.

On January 31, 2019, the Company and Staples issued a joint press release announcing the expiration and results of the Offer and the anticipated consummation of the Merger. A copy of the joint press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

On January 31, 2019, Staples issued a press release announcing the consummation of the Merger. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of September 14, 2018, by and among Essendant Inc., Egg Parent Inc., Egg Merger Sub Inc. and Staples, Inc. (incorporated by reference to Exhibit 2.1 to Current Report on Form 8-K filed by the Company with the SEC on September 17, 2018).

3.1	Third Amended and Restated Certificate of Incorporation of Essendant Inc., dated January 31, 2019.

3.2	Second Amended and Restated By-laws of Essendant Inc., effective January 31, 2019.

99.1	Joint Press Release issued by Essendant Inc. and Staples, Inc., dated January 31, 2019.

99.2	Press Release issued by Staples, Inc., dated January 31, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESSENDANT INC.

By:	/s/ Brendan McKeough
Name:	Brendan McKeough
Title:	Senior Vice President, General Counsel and Secretary

Date: January 31, 2019